                                                                    EXHIBIT 10.4

                                                               No. BSG9902-014R1

                                                              Date: JUNE 8, 1999

SPRINT

                     CUSTOM SERVICE AGREEMENT ("AGREEMENT")

Customer Name:  Fastnet Corp
Address:   3864 Courtney Street
           Bethlehem, PA  18017

--------------------------------------------------------------------------------

Sprint Communications Company L.P. ("Sprint"), a limited partnership, offers to provide the Services in Section 2 under the terms and conditions in this Agreement. This Agreement and any information concerning its terms and conditions are Sprint's proprietary information and are governed by the parties' nondisclosure agreement. The parties' nondisclosure agreement term is extended to be coterminous with the Agreement Term. Customer agrees not to disclose this Agreement or any information in this Agreement to any third party.

1. TERM - The Term is 36 months, and will start on the first day of the first billing month after the parties sign this Agreement ("Commencement Date").

2. SERVICES - "Services" means the applicable Sprint offerings that are specially priced under this Agreement. The Services are Sprint IP Dedicated Services.

3. MINIMUM SERVICE COMMITMENT ("MSC") - MSC is the amount of Services that Customer commits to purchase during a specified time period. During each billing month of the Term, Customer's Minimum Monthly Commitment ("MMC") is $95,000.

         MSC CONTRIBUTORY SERVICES - The Services that contribute to Customer's MSC are Sprint IP Dedicated Services.

         MSC SHORTFALL LIABILITY - If Customer fails to meet its MMC, unless caused by Sprint's material failure to perform under this Agreement, Customer will pay Sprint, in addition to other applicable charges, the difference between the MMC and Customer's actual MSC Contributory Services Usage Charges for each period in which Customer does not achieve the MMC.

4. QUALIFICATIONS - To receive special pricing under this Agreement, Customer will meet the following qualifications on the Commencement Date. If Customer does not meet these qualifications, Sprint may terminate this Agreement.

         a. Customer will have at least 1 Sprint-provided DS3 local access line for Sprint Services in NPA-NXX 610-289 or successor NPA-NXX.

5. CONDITIONS - During each billing month Customer will meet the following conditions to receive all benefits under this Agreement. If Customer does not meet any one of these conditions, Sprint may adjust Customer's Services charges or terminate this Agreement.

         a. Customer will have at least 1 Sprint-provided OC3 local access line for Sprint Services in NPA-NXX 610-289 or successor NPA-NXX.

         b.       Customer must be headquartered in the State of Pennsylvania.

6.       ADDITIONAL PROVISIONS -

         At any time after the 12th billing month of the Term, Customer may request once that Sprint review Customer's pricing under the Agreement and determine if Customer is eligible to receive decreased rates or Discounts for Domestic Sprint IP Dedicated Services. Any rate decrease may depend on Customer's agreement to adjust this Agreement's Term or MSC.

                                                                    EXHIBIT 10.4

                                                               No. BSG9902-014R1
                                                              Date: JUNE 8, 1999

SPRINT

7.  SERVICES CHARGES -

a.       PRICING COMPONENTS FOR DOMESTIC SPRINT IP SERVICES

                  Domestic Sprint IP Services consist of Internet (public) and Intranet (corporate LAN) network access to allow remote users to dial-in (via local or toll-free access) for access to hosts or other resources available on these networks. The following are the primary price components of the standard Domestic Sprint IP Services offerings.

                  1) DIAL ACCESS CHARGES - Sprint will charge customer a Usage Charge per remote user per hour for either local or toll free dial access. The hourly rates cover access at any time from any available city. Dial access Usage Charges do not include local telephone message and toll charges.

                  2) SPRINT IP DEDICATED PORT CHARGES - Sprint will charge customer a one-time installation charge and monthly recurring charges per Sprint IP Dedicated port for:
                           (a) local access facilities (per Sprint FCC Tariff No. 8), (b) the Sprint IP Dedicated port and (c) Customer Premise Equipment ("CPE") required for each Sprint IP Dedicated port.

                  3) USER ID CHARGES - Sprint will charge customer a monthly charge per user ID for assignment and administration of the customer-managed user IDs with fixed addressing or Sprint-managed user IDs. Sprint may charge customer a monthly charge per user ID for customer-managed user IDs with dynamic addressing subject to customer's specific pricing structure.

                  4) CPE - Certain CPE may be used with Sprint IP Services. Customer may purchase (at a one-time purchase price) or rent (at a monthly recurring rental charge) CPE from Sprint with a Sprint CPE order form. Sprint must certify customer-provided CPE. Sprint will charge customer a one-time installation charge for CPE installed by Sprint.

                  5) FRAME RELAY GATEWAY CHARGES - For Frame Relay gateways to the Internet or Intranet, Sprint will charge customer a one-time charge and a monthly recurring charge for each Sprint Frame Relay Burst Express PVC.

                  6) USAGE CHARGE(S) - Usage Charges are the variable recurring charges for use of Sprint's interexchange communications network, determined by customer's amount of telecommunications services used. Unless expressly stated in this Agreement, Usage Charges do not include taxes, interest, surcharges, access line charges, access facilities charges, other charges associated with access, fixed recurring charges, feature charges, operator services charges, directory assistance charges, installation charges, account charges, set up fees, report charges, and other non-recurring charges.

         b. Domestic Sprint IP Dedicated Services Pricing: customer will comply with Sprint's Standard terms and conditions for Domestic Sprint IP Services (incorporated into this agreement).Customer will receive the following charges for these services:

                                                                    EXHIBIT 10.4
                                                               No. BSG9902-014R1
                                                              Date: JUNE 8, 1999

SPRINT

                     CUSTOM SERVICE AGREEMENT ("AGREEMENT")

Customer Name:  Fastnet Corp
Address:   3864 Courtney Street
           Bethlehem, PA  18017

--------------------------------------------------------------------------------

                  1) Sprint will charge Customer a $95,000 fixed monthly recurring charge for each Domestic OC3 Sprint IP Dedicated port, with an individual order term of 3 years or longer,

                  2) installed or in service during the Term. Orders for all IMUX, FDS3, 45Mbps and OC3 Sprint IP Dedicated ports will be accepted in Sprint's discretion.

                  3) The monthly recurring charge above does not include charges for Local Access Facilities, CPE, and other charges described in the Standard Provisions of this Agreement. Charges for Local Access Facilities are in Sprint FCC Tariff No. 8.

                  4) Customer is not eligible for standard order term discounts.

         d. Sprint will waive the non-recurring charge of $6,000 for each Dedicated IP Port upgrade during the Term.

         e. Sprint will waive Domestic OC3 Sprint IP Dedicated port installation charge (non-recurring) on ports installed with an individual order term of 3 years during the Term. This installation charge does not include installation charges for Local Access Facilities and CPE.

         Local access lines, and Ports, installed under subsection 7e. above are subject to a 36 month continuous use requirement. If Customer disconnects any local access line, or Port receiving an installation waiver prior to the conclusion of the minimum required continuous use period, Customer must pay a prorated portion of the waived installation charges based upon the number of months remaining in the period.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                                                    EXHIBIT 10.4
                                                               No. BSG9902-014R1
                                                              Date: JUNE 8, 1999

SPRINT

                               STANDARD PROVISIONS

1. TARIFF APPLICABILITY. Capitalized terms are defined in this Agreement or in applicable Sprint FCC Tariffs. Rates, charges and discounts for call types, Service elements, features, and Services not in this Agreement are in the applicable Sprint Base Service Tariff or public price list.

2. FIXED RATES. Fixed rates will remain fixed for the Term. Percentage discounts will remain fixed for the Term, but Sprint may modify the list price for non-tariffed Services against which Sprint applies discounts.

3. TARIFF WITHDRAWAL. If Sprint withdraws any tariff that applies to Services in this Agreement, the tariff terms and conditions then in effect will continue to apply to this Agreement. After Sprint withdraws any applicable tariff, this Agreement will control over any inconsistent provision in the withdrawn tariff. But Sprint may modify any list price that is not fixed by this Agreement.

4. CREDIT APPROVAL. Customer is subject to credit approval and may be required to submit a deposit.

5. REGULATORY PROGRAMS. Sprint may impose additional charges on Customer to recover amounts Sprint is required by regulatory or other governmental authorities to collect on behalf of or pay to others in support of statutory or regulatory programs. Examples of these programs include, but are not limited to, the Universal Service Fund, the Presubscribed Interexchange Carrier Charge, and compensation to payphone service providers for use of their payphones to access Sprint's service.

6. NOTICE. Any notice required under this Agreement or related to a dispute must be submitted in writing to the appropriate party's address shown below. If a notice relates to a dispute, Customer must provide a copy to Sprint at 8140 Ward Parkway, Kansas City, Missouri 64114,
         Attention: Law Department/Marketing and Sales.

7. RELIANCE. In accepting this Agreement Customer is not relying on any representations or promises not included in this Agreement.

         When signed by the parties this Agreement will: (a) constitute the parties' entire understanding regarding Services; and (b) supersede all agreements or discussions, oral or written, regarding Services.

8. ORDERS. Customer will order Services pursuant to Sprint's standard ordering procedures, subject to Sprint's acceptance, that may include signing Sprint's standard Order for Data Communication Service form or other Sprint-designated form ("Order"). The Sprint Tariffs, if applicable, and the Sprint standard terms and conditions for Services (incorporated into this Agreement) also apply to Sprint's provision of Services.

9. DEFINITIONS. (a) The term "Domestic" means the 48 contiguous states of the United States and the District of Columbia. (b) "Usage Charges" are the variable recurring charges or fixed monthly recurring charge for use of Sprint's interexchange communications network. Sprint calculates Usage Charges by the amount of telecommunications network service used by Customer (units of time or a similar measure). Except as expressly provided in this Agreement, Usage Charges excludes taxes, interest, surcharges, access line charges, access facilities charges, other charges associated with access fixed recurring charges (other than specified interexchange circuit charges), feature charges, operator service surcharges, directory assistance charges, installation charges, account charges, set up fees, report charges, and other non-recurring charges.

10. HEADINGS. Headings are for reference only and have no effect on any provision's meaning.

11. COMMENCEMENT. To become effective this Agreement must be: (a) signed by a Customer representative; (b) delivered to Sprint on or before June 30, 1999; and (c) signed by a Sprint officer or authorized designee.

12. ALTERATIONS. Alterations to this Agreement will not be valid unless accepted in writing by a Sprint officer or authorized designee.

FASTNET CORPORATION                     SPRINT COMMUNICATIONS COMPANY L.P.
--------------------------------        ----------------------------------
By:    /s/ Phillip L. Weller            By   /s/ Steve Prout

   -----------------------------          ----------------------------

Name:  Phillip Weller                   Name:  Steve Prout

      --------------------------             -------------------------

Title:  VP-Engineering                  Title:  Regional Director

      --------------------------              ------------------------

Date:   6/10/99                         Date:    June 20, 1999
      --------------------------              -------------------------

Address:  3864 Courtney St., Ste 130    Address:  555 Croton Road
        -----------------------------            -----------------------

  Bethlehem, PA  18017                      King of Prussia, PA  19406
-----------------------------           ---------------------------------

                                                           BROADBAND (T3 & OC-N)
                                                          CUSTOMER AUTHORIZATION

AIM # __ __ __ __ __ __ __ __ __ __                     CUST ID #  13068673

CUSTOMER NAME:  You Tools Corp.

              -----------------------------------------------------------------

CITY:  __________________________________________ STATE _______ ZIP ___________

SCA # OR DS3 REQUEST # _______________________ QUANTITY _______________________

CKT TYPE (T3 OR OC-N)  _________________________ CWD __________________________

ACCESS ARRANGEMENT:        / /  SPA       /X/ CPA TO POP      / /  CPA TO SWC

                           / /  SCVBA TO POP             / /  SCVBA TO SWC

/ / Customer Paid Expedite (X if Applicable) (Director/Sales Signature Required)

Reason For Expedite  __________________________________________________________

-------------------------------------------------------------------------------
Term Plan:        3 year
          --------------
Term Plan must be one of the approved options within the SCA or DS3 Request Approval Document. Subject to availability.

DEDICATED ACCESS CHARGES                         MRC                          NR

Access Transport

                                         ----------------          -------------
ACF

                                         ----------------          -------------
COCF                                             *

                                         ----------------          -------------
EFC

                                         ----------------          -------------
M13 MUX (Sprint Or Vendor)

                                         ----------------          -------------
ISP (Internet Dedicated Access)                  *                        *

                                         ----------------          -------------
Expedite

                                         ----------------          -------------
Other

                                         ----------------          -------------

All Sprint charges and other charges set forth above are subject to change. Terms and conditions are governed by the applicable Sprint tariffs, as they may be amended from time to time. Additional terms and conditions set forth in Special Customer Arrangement approvals shall apply to this circuit.

SPECIAL ACCESS SURCHARGE APPLICATION FOR EXEMPTION

The undersigned hereby certifies that he/she is an authorized representative of the company named below and that the circuit herein is not inter-connected with the local exchange through a Private Branch Exchange (PBX) or other device actually capable of switching traffic to or from the local exchange. Therefore, this circuit is exempted from the access surcharge.

The undersigned warrants the accuracy of this special access surcharge application for exemption and the undersigned shall defend, indemnify and hold Sprint Communications Company L.P., a Delaware Limited Partnership, (Sprint) harmless from and against any damages, costs or expenses which Sprint may incur by submitting this application for exemption.

It is acknowledged that acceptance or rejection of this application will be the sole responsibility of the local telephone company, and not Sprint.

                                                Customer Initial:    X      DKV

                                                                 --------------


                                ACCESS OPERATIONS

[*] WE ARE SEEKING CONFIDENTIAL TREATMENT OF THESE TERMS, WHICH HAVE BEEN OMITTED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

By Signing below customer agrees to pay all of the above charges.

SPRINT APPROVAL                                      CUSTOMER APPROVAL

Sprint Signature:  /s/ Tom Duggan    Company Name:     You Tools Corp.
                 ------------------               ------------------------------
(Director Signature if Expedite):    Customer Signature: /s/ David K. Van Allen
                                 ----                   ------------------------
Print or Type Name:   Tom Duggan     Print or Type Name:    David Van Allen
                   -----------------                    ------------------------
Date:      10/21/97                  Date:        10/22/97
     -------------------------------      --------------------------------------

                                ACCESS OPERATIONS

                                                           BROADBAND (T3 & OC-N)
                                                          CUSTOMER AUTHORIZATION

AIM # __ __ __ __ __ __ __ __ __ __      CUST ID # __ __ __ __ __ __ __ __ __ __

CUSTOMER NAME:    You Tools Corp.
                  --------------------------------------------------------------

CITY:             Philadelphia           STATE     PA      ZIP     19144
      -----------------------------------      -----------     -----------------

SCA # OR DS3 REQUEST #     00497029     QUANTITY           1
                       ----------------          -------------------------------

CKT TYPE (T3 OR OC-N)      T3              CWD          5/5/97
                       ----------------          -------------------------------

ACCESS ARRANGEMENT:        / /  SPA       /X/ CPA TO POP      / /  CPA TO SWC

                           / /  SCVBA TO POP             / /  SCVBA TO SWC

/X/ Customer Paid Expedite (X if Applicable) (Director/Sales Signature Required)

Reason For Expedite  ___________________________________________________________

--------------------------------------------------------------------------------
Term Plan:        3 Year

           -------------------

Term Plan must be one of the approved options within the SCA or DS3 Request Approval Document. Subject to availability.

DEDICATED ACCESS CHARGES                          MRC                         NR

Access Transport

                                           -------------           -------------
ACF

                                           -------------           -------------
COCF                                             *                        *

                                           -------------           -------------
EFC

                                           -------------           -------------
M13 MUX (Sprint Or Vendor)

                                           -------------           -------------

ISP (Internet Dedicated Access)                  *                         *

                                           ------------            -------------
Expedite                                                                   *

                                           ------------            -------------
Other

                                           ------------            -------------

All Sprint charges and other charges set forth above are subject to change. Terms and conditions are governed by the applicable Sprint tariffs, as they may be amended from time to time. Additional terms and conditions set forth in Special Customer Arrangement approvals shall apply to this circuit.

SPECIAL ACCESS SURCHARGE APPLICATION FOR EXEMPTION

The undersigned hereby certifies that he/she is an authorized representative of the company named below and that the circuit herein is not inter-connected with the local exchange through a Private Branch Exchange (PBX) or other device actually capable of switching traffic to or from the local exchange. Therefore, this circuit is exempted from the access surcharge.

The undersigned warrants the accuracy of this special access surcharge application for exemption and the undersigned shall defend, indemnify and hold Sprint Communications Company L.P., a Delaware Limited Partnership, (Sprint) harmless from and against any damages, costs or expenses which Sprint may incur by submitting this application for exemption.

It is acknowledged that acceptance or rejection of this application will be the sole responsibility of the local telephone company, and not Sprint.

                                                   Customer Initial:    DVK

                                                                    -----------


By Signing below customer agrees to pay all of the above charges.

SPRINT APPROVAL                        CUSTOMER APPROVAL

Sprint Signature: /s/ Tom Duggan       Company Name:     FASTNET
                 ------------------                 --------------
(Director Signature                    Customer Signature: /s/ David Van Allen
if Expedite):_____________________                         -------------------

[*] WE ARE SEEKING CONFIDENTIAL TREATMENT OF THESE TERMS, WHICH HAVE BEEN OMITTED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Print or Type Name:    Tom Duggan       Print or Type Name:  David Van Allen

                   -------------------                      -------------------

Date:    4/15/97                        Date:        April 18, 1997
     ---------------------------------           ------------------------------


                                ACCESS OPERATIONS